                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 11, 2004

                      NAVISTAR FINANCIAL CORPORATION
               (Exact name of Registrant as specified in its charter)

        Delaware                                        36-2472404
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)

2850 West Golf Road Rolling Meadows, Illinois              60008
  (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number including area code 847-734-4000

ITEM 5.  OTHER EVENTS

On May 11, 2004,  the  Registrant  issued a press  release,  which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            Exhibit No.   Description                           Page

            99.1         Press Release dated May 11, 2004      E-1

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act  of  1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
             Registrant

Date: May 11, 2004            /s/Paul Martin
                                 Paul Martin
                                 Vice President and Controller

                                INDEX TO EXHIBITS

               Exhibit No.   Description                           Page

               99.1         Press Release dated May 11, 2004       E-1